UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 6, 2006
                                                ---------------------------

                              GSAMP Trust 2006-HE2
                     --------------------------------------
                         (Exact name of issuing entity)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)

                          GS Mortgage Securities Corp.
                 -----------------------------------------------
              (Exact name of depositor as specified in its charter)

        Delaware                     333-127620-28                 13-3387389
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(State or other jurisdiction       (Commission File             (IRS Employer
 of incorporation of Depositor)    Number of issuing entity)  Identification No.
                                                                  of depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)    (Zip Code of Depositor)

Depositor's telephone number, including area code      (212) 902-1000
                                                 ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 21, 2006, is hereby amended for the purposes of attaching the Underwriting Agreement as
Exhibit 1 hereto to the prior filing.

      On April 6, 2006, GS Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and U.S. Bank National Association, as trustee, of GSAMP Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, having an aggregate initial principal amount of $578,923,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 4, 2006, by and between the Company and the Underwriter.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 4, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2006                        GS MORTGAGE SECURITIES CORP.

                                          By:  /s/ Michelle Gill
                                             -------------------------------
                                             Name: Michelle Gill
                                             Title:   Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

1                Underwriting Agreement, dated as of April 4,
                 2006, by and between GS Mortgage Securities
                 Corp., as depositor and Goldman, Sachs & Co., as underwriter.